UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21622

Thrivent Cash Management Trust

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1. Report to Stockholders

Annual Report

OCTOBER 31, 2013

Thrivent Cash Management Trust

Thrivent Cash Management Trust

William D. Stouten, Portfolio Manager

Thrivent Cash Management Trust (the “Trust”) seeks to maximize current income to the extent consistent with the preservation of capital and liquidity and maintain a stable $1.00 per share net asset value by investing in dollar-denominated securities with a remaining maturity of 397 calendar days or less.

Yields remained at historically low levels, which continued to provide a headwind for securities lending throughout the Trust’s fiscal year. In the face of ongoing financial industry deleveraging and new industry regulations, demand for general collateral borrowing continued to be low. Low yields and less demand kept spreads compressed and profitability low throughout the securities lending industry. As of the 12-month period ended October 31, 2013, net assets in the Trust totaled approximately $1.8 billion, of which approximately $805 million was used for securities lending activity and $985 million was sweep money from the cash balances of various Thrivent Mutual Funds.

Our primary focus continued to be on maintaining strong credit quality, safety and liquidity for the Trust during the period. We kept the Trust conservatively positioned with more than 80% of its net assets invested directly in U.S. government obligations or U.S. government-supported securities as of October 31, 2013. In order to lessen the Trust’s sensitivity to interest rate risk, we continued to invest heavily in floating-rate notes and variable-rate demand notes, which represented approximately 70% of net assets. Using these securities kept the Trust’s weighted average life (WAL) longer, ending the period at 107 days. However, the Trust’s weighted average maturity (WAM) remained short, ending the fiscal year at 17 days. Slightly more than 15% of the Trust was invested in nongovernment, taxable securities.

Portfolio Composition

(% of Portfolio)

Government Agency Debt	82.3%
Investment Company	6.1%
Financial Company Commercial Paper	5.8%
Treasury Debt	2.4%
Variable Rate Demand Note	1.9%
Asset Backed Commercial Paper	1.1%
Other Commercial Paper	0.4%

Total	100.0%

Thrivent Cash Managememt Trust As of October 31, 2013*
7-Day Yield	0.07%
7-Day Yield Gross of Waivers	0.06%
7-Day Effective Yield	0.07%
7-Day Effective Yield Gross of Waivers	0.06%

Average Annual Total Returns**
For the Period Ended October 31, 2013	1-Year	5-Year	Since Inception, 9/16/2004
Total Return	0.09%	0.27%	1.98%

*	Seven-day yields of the Thrivent Cash Management Trust refer to the income generated by an investment in the Trust over a specified seven-day period. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the investment adviser were not waiving or reimbursing certain expenses. Yields are subject to daily fluctuation and should not be considered an indication of future results.

**	Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.

Past performance is not an indication of future results. Current performance may be lower or higher than the performance data quoted. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the Trust. Investors should read and consider carefully before investing. To obtain a prospectus, call 1-800-THRIVENT.

An investment in the Trust is not insured or guaranteed by the FDIC or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Trust, you incur ongoing costs, including management fees and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses

In the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In the table below, the second line provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

	Beginning Account Value 5/1/2013	Ending Account Value 10/31/2013	Expenses Paid During Period 5/1/2013 - 10/31/2013*	Annualized Expense Ratio
Thrivent Cash Management Trust
Actual	$1,000	$1,000	$0.25	0.05%
Hypothetical**	$1,000	$1,025	$0.25	0.05%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of the Thrivent Cash Management Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Thrivent Cash Management Trust (the “Trust”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 17, 2013

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402 T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Thrivent Cash Management Trust

Schedule of Investments as of October 31, 2013

Principal Amount	Asset Backed Commercial Paper (1.1%)[a]	Value
	Dealers Capital Access Trust, Inc.
$ 5,000,000	0.240%, 11/5/2013[b]	$4,999,867
14,500,000	0.230%, 11/7/2013[b]	14,499,444
	Total	19,499,311

Principal Amount	Financial Company Commercial Paper (5.7%)[a]	Value
20,000,000	BNP Paribas Canada 0.100%, 11/1/2013	20,000,000
50,000,000	Societe Generale North America, Inc. 0.080%, 11/1/2013	50,000,000
33,265,000	US Bank NA 0.100%, 11/1/2013	33,265,000
	Total	103,265,000

Principal Amount	Government Agency Debt (81.4%)[a]	Value
	Federal Agricultural Mortgage Corporation
20,000,000	0.150%, 11/1/2013[c]	20,000,000
25,000,000	0.130%, 2/25/2015[c]	24,994,996
5,000,000	0.360%, 4/24/2015[c]	5,011,934
15,000,000	0.340%, 7/1/2015[c]	15,040,423
	Federal Farm Credit Bank
10,978,000	0.224%, 12/6/2013[c]	10,979,032
10,000,000	0.213%, 12/20/2013[c]	10,002,210
14,800,000	0.144%, 1/13/2014[c]	14,801,027
20,000,000	0.150%, 1/17/2014	20,002,031
25,000,000	0.025%, 2/10/2014[c]	24,996,597
6,000,000	0.190%, 2/24/2014[c]	6,001,443
9,500,000	0.111%, 3/26/2014[c]	9,499,631
20,000,000	0.134%, 5/12/2014[c]	20,003,954
15,000,000	0.144%, 8/12/2014[c]	14,998,244
10,000,000	0.144%, 10/9/2014[c]	9,997,660
15,000,000	0.110%, 10/24/2014[c]	14,999,242
5,535,000	0.214%, 8/17/2015[c]	5,539,564
	Federal Home Loan Bank
50,000,000	0.136%, 11/13/2013[c]	50,000,821
25,000,000	0.045%, 11/14/2013[c]	24,999,448
20,000,000	0.150%, 11/15/2013[c]	20,000,234
4,000,000	0.160%, 11/25/2013[c]	4,000,211
5,000,000	0.170%, 11/25/2013[c]	5,000,297
6,575,000	4.875%, 11/27/2013	6,597,109
53,500,000	0.036%, 12/11/2013[c]	53,496,463
10,000,000	0.120%, 12/11/2013	9,998,667
18,700,000	0.320%, 12/11/2013	18,703,827
2,000,000	0.170%, 12/19/2013	1,999,993
30,000,000	0.160%, 12/20/2013[c]	30,003,697
10,500,000	0.120%, 12/26/2013	10,498,075
50,000,000	0.160%, 12/27/2013[c]	50,007,043
18,000,000	0.180%, 1/7/2014	18,002,531
10,750,000	0.185%, 1/8/2014	10,746,243
5,000,000	0.094%, 1/15/2014[c]	4,999,945
10,200,000	0.180%, 1/15/2014	10,196,175
25,000,000	0.094%, 1/16/2014[c]	24,999,750
8,000,000	0.094%, 1/17/2014[c]	7,999,874
11,200,000	0.120%, 1/17/2014	11,197,125
37,000,000	0.058%, 1/27/2014[c]	36,992,780
5,000,000	0.140%, 2/3/2014[c]	4,999,352
50,000,000	0.126%, 2/5/2014[c]	50,000,000
25,000,000	0.080%, 2/14/2014[c]	24,997,695
4,550,000	0.080%, 2/21/2014	4,548,868
8,320,000	0.170%, 2/24/2014[c]	8,320,000

Principal Amount	Government Agency Debt (81.4%)[a]	Value
$ 6,000,000	0.141%, 2/27/2014[c]	$5,999,806
17,000,000	0.220%, 2/28/2014[c]	17,006,639
25,000,000	0.144%, 3/6/2014[c]	24,999,168
25,000,000	0.102%, 4/22/2014[c]	25,000,000
33,470,000	0.220%, 6/4/2014[c]	33,483,980
30,000,000	0.144%, 6/17/2014[c]	29,999,546
20,000,000	0.114%, 8/12/2014[c]	19,999,220
46,000,000	0.123%, 10/8/2014[c]	45,998,160
25,500,000	0.123%, 12/19/2014[c]	25,501,500
15,000,000	0.125%, 2/23/2015[c]	14,997,992
	Federal Home Loan Mortgage Corporation
13,860,000	0.146%, 11/4/2013[c]	13,860,112
10,120,000	0.375%, 11/27/2013	10,121,509
3,300,000	0.100%, 3/7/2014	3,298,845
53,000,000	0.174%, 12/5/2014[c]	53,035,248
	Federal National Mortgage Association
17,515,000	0.750%, 12/18/2013	17,528,774
16,100,000	0.256%, 3/4/2014[c]	16,106,024
5,000,000	0.350%, 8/25/2014[c]	5,005,784
20,000,000	0.144%, 8/5/2015[c]	19,992,842
	Overseas Private Investment Corporation
13,600,000	0.120%, 11/6/2013[c]	13,600,000
21,630,769	0.120%, 11/6/2013[c]	21,630,769
4,000,000	0.120%, 11/6/2013[c]	4,000,000
37,440,000	0.120%, 11/6/2013[c]	37,440,000
7,368,421	0.120%, 11/6/2013[c]	7,368,421
2,413,790	0.120%, 11/6/2013[c]	2,413,790
2,047,261	0.120%, 11/6/2013[c]	2,047,260
15,000,000	0.130%, 11/6/2013[c]	15,000,000
7,270,400	0.130%, 11/6/2013[c]	7,270,400
10,000,000	0.130%, 11/6/2013[c]	10,000,000
9,088,000	0.130%, 11/6/2013[c]	9,088,000
58,305,000	0.130%, 11/6/2013[c]	58,305,000
6,816,000	0.130%, 11/6/2013[c]	6,816,000
10,000,000	0.130%, 11/6/2013[c]	10,000,000
40,000,000	0.130%, 11/7/2013[c]	40,000,000
78,735,000	0.140%, 11/7/2013[c]	78,735,000
5,427,520	0.294%, 4/15/2014	7,332,152
2,000,000	0.400%, 5/2/2014	2,004,007
	Straight-A Funding, LLC
14,000,000	0.120%, 11/7/2013[b],[d]	13,999,720
	Total	1,459,159,879

Shares	Investment Company (6.0%)	Value
130,000	AIM Investments Institutional Government and Agency Portfolio 0.030%	130,000
56,222,000	BlackRock Cash Funds 0.090%	56,222,000
7,710,000	Dreyfus Institutional Cash Advantage Fund 0.060%	7,710,000
23,466,000	DWS Money Market Series 0.050%	23,466,000

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Schedule of Investments as of October 31, 2013

Shares	Investment Company (6.0%)	Value
$20,321,000	Morgan Stanley Institutional Liquidity Funds 0.040%	$20,321,000
	Total	107,849,000
Principal Amount	Other Commercial Paper (0.4%)[a]	Value
7,450,000	Caisse d’Amortissement de la Dette Sociale 0.100%, 11/4/2013[d]	7,449,938
	Total	7,449,938
Principal Amount	Treasury Debt (2.4%)[a]	Value
42,000,000	U.S. Treasury Bill 4.250%, 11/15/2013	42,065,376
	Total	42,065,376
Principal Amount	Variable Rate Demand Note (1.8%)[a]	Value
	Andover, MN Senior Housing Rev.
9,195,000	0.080%, 11/7/2013[c]	9,195,000
	Capital Trust Agency Multi- Family Housing Revenue Bonds (Portofino Villas and Stratford Landing)
10,900,000	0.080%, 11/7/2013[c]	10,900,000
	Illinois Finance Auth. Multifamily Housing Rev. (Villagebrook Apartments)
5,160,000	0.100%, 11/7/2013[c]	5,160,000
	Lancaster County, NE Hospital Auth. No. 1 Hospital Rev. Refg. (BryanLGH Medical Center)
2,020,000	0.080%, 11/7/2013[c]	2,020,000
	St. Cloud, MN Health Care Refg. Rev. (CentraCare Health System)
5,935,000	0.070%, 11/7/2013[c]	5,935,000
	Total	33,210,000
	Total Investments (at amortized cost) 98.8%	$1,772,498,504
	Other Assets and Liabilities, Net 1.2%	21,144,783
	Total Net Assets 100.0%	$1,793,643,287

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of October 31, 2013.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of October 31, 2013, the value of these investments was $21,449,658 or 1.2% of total net assets.

Cost for federal income tax purposes                                $1,772,498,504

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Schedule of Investments as of October 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of October 31, 2013, in valuing Thrivent Cash Management Trust’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	19,499,311	–	19,499,311	–
Financial Company Commercial Paper	103,265,000	–	103,265,000	–
Government Agency Debt	1,459,159,879	–	1,459,159,879	–
Investment Company	107,849,000	107,849,000	–	–
Other Commercial Paper	7,449,938	–	7,449,938	–
Treasury Debt	42,065,376	–	42,065,376	–
Variable Rate Demand Note	33,210,000	–	33,210,000	–
Total	$1,772,498,504	$107,849,000	$1,664,649,504	$–

There were no significant transfers between Levels during the period ended October 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Statement of Assets and Liabilities

As of October 31, 2013	Cash Management Trust

Assets
Investments at cost	$1,772,498,504
Investments in securities at value	1,772,498,504
Investments at Value	1,772,498,504	[1]
Cash	116,588
Dividends and interest receivable	1,232,761
Prepaid expenses	12,453
Receivable for investments sold	19,999,928
Total Assets	1,793,860,234
Liabilities
Distributions payable	114,936
Accrued expenses	41,209
Payable to affiliate	60,802
Total Liabilities	216,947
Net Assets
Capital stock (beneficial interest)	1,793,486,292
Accumulated undistributed net realized gain/(loss)	156,995
Total Net Assets	$1,793,643,287
Shares of beneficial interest outstanding	1,793,486,292
Net asset value per share	$1.00

1 Securities held by the Trust are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Statement of Operations

For the year ended October 31, 2013	Cash Management Trust

Investment Income
Dividends	$164,611
Interest	4,408,731
Total Investment Income	4,573,342
Expenses
Adviser fees	1,432,457
Administrative service fees	90,000
Audit and legal fees	27,635
Custody fees	109,280
Insurance expenses	20,126
Printing and postage expenses	6,540
Transfer agent fees	41,630
Trustees’ fees	5,209
Other expenses	18,569
Total Expenses Before Reimbursement	1,751,446
Less:
Reimbursement from adviser	(159,094)
Custody earnings credit	(733)
Total Net Expenses	1,591,619

Net Investment Income/(Loss)	2,981,723
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	156,998
Net Realized and Unrealized Gains/(Losses)	156,998

Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,138,721

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Statement of Changes in Net Assets

	Cash Management Trust
For the periods ended	10/31/2013	10/31/2012

Operations
Net investment income/(loss)	$2,981,723	$746,911
Net realized gains/(losses)	156,998	12,127
Net Change in Net Assets Resulting From Operations	3,138,721	759,038
Distributions to Shareholders
From net investment income	(2,981,723)	(746,911)
From net realized gains	(12,130)	(10,103)
Total Distributions to Shareholders	(2,993,853)	(757,014)
Capital Stock Transactions
Sold	15,619,790,795	7,580,627,600
Redeemed	(16,380,120,794)	(5,636,704,553)
Total Capital Stock Transactions	(760,329,999)	1,943,923,047

Net Increase/(Decrease) in Net Assets	(760,185,131)	1,943,925,071

Net Assets, Beginning of Period	2,553,828,418	609,903,347

Net Assets, End of Period	$1,793,643,287	$2,553,828,418

Accumulated Undistributed Net Investment Income/(Loss)	$–	$–

Capital Stock Share Transactions
Sold	15,619,790,794	7,580,627,600
Redeemed	(16,380,120,793)	(5,636,704,553)
Total Capital Stock Share Transactions	(760,329,999)	1,943,923,047

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Notes to Financial Statements

October 31, 2013

(1) ORGANIZATION

Thrivent Cash Management Trust (the “Trust”) was organized as a Massachusetts Business Trust on August 4, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust commenced operations on September 16, 2004. All investments in the Trust are by affiliates of the Trust. The Trust serves as an investment vehicle for cash collateral posted in exchange for loaned securities of mutual funds sponsored by Thrivent Financial for Lutherans, the Trust’s investment adviser (“Thrivent Financial” or the “Adviser”), and its affiliates. Deutsche Bank AG serves as the lending agent to this securities lending program. The Trust also includes assets that are not part of the securities lending program. Series of Thrivent Mutual Funds and Thrivent Series Fund, Inc. may sweep their cash balances into the Trust.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. The Adviser follows procedures designed to help maintain a constant net asset value of $1.00 per share.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. Various inputs are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Fund’s own assumptions and broker evaluations in determining the fair value of investments.

(B) Federal Income Taxes – The Trust intends to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Trust, accordingly, anticipates paying no Federal income taxes and no Federal income tax provision was recorded.

GAAP requires management of the Trust to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Trust must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Trust analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Trust include U.S. Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of October 31, 2013, open U.S. Federal, Minnesota, Wisconsin and Massachusetts tax years include the tax years ended October 31, 2010 through 2013. Additionally, as of October 31, 2013, the tax year ended October 31, 2009 is open for Wisconsin. The Trust has no examinations in progress and none are expected at this time.

As of October 31, 2013, management of the Trust has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Trust’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(C) Custody Earnings Credit – The Trust has a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(D) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from the Trust are declared daily and distributed monthly. Net realized gains from securities transactions, if any, are distributed at least annually after the close of the fiscal year.

(E) Repurchase Agreements – The Trust may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later

Thrivent Cash Management Trust

Notes to Financial Statements

October 31, 2013

delivery at an agreed upon price and rate of interest. The Trust uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Trust could incur a loss due to a drop in the value of the security during the time it takes the Trust to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Trust may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser to be creditworthy. During the year ended October 31, 2013, the Trust engaged in this type of investment.

(F) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(G) Recent Accounting Pronouncements – In December 2011, FASB released Accounting Standards Update 2011-11 (ASU 2011-11), Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities. This updated standard is a result of collaboration between FASB and International Accounting Standards Board (IASB) to enhance current disclosures. The amendments include new disclosure requirements of gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities or subject to a master netting agreement or similar agreement. In January 2013, additional guidance was issued to clarify which investment and instruments are subject to the offsetting disclosure requirements. The scope of the disclosure requirements will be limited to derivative instruments, repurchase agreements, and securities borrowing and securities lending transactions. The disclosures required became effective for any reporting period (annual or interim) beginning on or after January 1, 2013. Management is currently evaluating the application of ASU 2011-11 on the Fund’s financial statements.

(H) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discount and premium are amortized over the life of the respective securities on the interest method. Realized gains or losses on sales are determined on a specific cost identification basis. Dividend income is recorded on the ex-dividend date.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust pays Thrivent Financial a fee for its advisory services. The annual rate of fees under the Investment Advisory Agreement is calculated at 0.045% of the average daily net assets of the Trust.

The Adviser has agreed to voluntarily reimburse the Trust for all expenses in excess of 0.05% of average daily net assets. This voluntary expense reimbursement may be discontinued by the Adviser at any time.

(B) Other Fees – The Trust has entered into an administration and accounting services agreement with Thrivent Financial pursuant to which Thrivent Financial provides certain administrative and accounting personnel and services. For the year ended October 31, 2013, Thrivent Financial received aggregate fees for administrative and accounting personnel and services of $90,000 from the Trust.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Trust for services as a Trustee and is eligible to participate in a deferred compensation plan with respect to these fees. Each participant’s deferred compensation account will increase or decrease as if it were invested in shares of a particular series of Thrivent Mutual Funds.

Those Trustees not participating in the above plan received $5,291 in fees from the Trust for the year ended October 31, 2013. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are employed at Thrivent Financial for Lutherans and receive no compensation from the Trust.

(C) Indirect Expenses – The Trust may invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Trust’s expense ratio. The Trust indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

(4) FEDERAL INCOME TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, GAAP requires such amounts to be reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. No reclassifications were necessary at October 31, 2013.

During the year ended October 31, 2013 and the year ended October 31, 2012, the Trust distributed $2,992,755 and $757,014 from ordinary income, respectively. During the year ended October 31, 2013, the Trust distributed $1,098 from long-term gains. At October 31, 2013, undistributed ordinary income and undistributed long-term gains for tax purposes were $154,863 and $2,132, respectively.

Thrivent Cash Management Trust

Notes to Financial Statements

October 31, 2013

(5) SUBSEQUENT EVENTS

Management of the Trust has evaluated the impact of subsequent events, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

THIS PAGE INTENTIONALLY LEFT BLANK

Thrivent Cash Management Trust

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
CASH MANAGEMENT TRUST
Year Ended 10/31/2013	$1.00	$–	$–	$–	$–	$–
Year Ended 10/31/2012	1.00	–	–	–	–	–
Year Ended 10/31/2011	1.00	–	–	–	–	–
Year Ended 10/31/2010	1.00	–	–	–	–	–
Year Ended 10/31/2009	1.00	0.01	–	0.01	(0.01)	–

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Thrivent Cash Management Trust

Financial Highlights - continued

		RATIOS / SUPPLEMENTAL DATA

				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$–	$1.00	0.09%	$1,793.6	0.05%	0.09%	0.06%	0.09%	N/A
–	1.00	0.13%	2,553.8	0.05%	0.12%	0.08%	0.09%	N/A
–	1.00	0.15%	609.9	0.05%	0.15%	0.08%	0.12%	N/A
–	1.00	0.22%	779.4	0.05%	0.21%	0.08%	0.19%	N/A
(0.01)	1.00	0.76%	746.7	0.05%	0.92%	0.06%	0.91%	N/A

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Additional Information

PROXY VOTING

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.sec.gov.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available at www.sec.gov. You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

SHAREHOLDER NOTIFICATION OF FEDERAL TAX INFORMATION

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Trust hereby designates $1,098 as long-term capital gains distributed during the year ended October 31, 2013, or if subsequently determined to be different, the net capital gain of such year.

The accompanying Notes to the Financial Statements are an integral part of this schedule.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustee oversees the Trust and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 funds that offer Class A and Institutional Class shares.
•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 33 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial.

The 33 series of Thrivent Series Fund, Inc., the 26 funds of Thrivent Mutual Funds and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Russell W. Swansen (1957) 2008	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.

Independent Trustees (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008.
Richard L. Gady (1943) 1987	Retired.
Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, Boeing Company since 2007.
Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004.
Paul R. Laubscher (1956) 2009	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds.
James A. Nussle (1960) 2011	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.
Douglas D. Sims (1946) 2006	Currently, Director of Keystone Neighbourhood Company, Keystone Center and Keystone Science School. Previously, Director of the Center for Corporate Excellence.
Constance L. Souders (1950) 2007	Retired.

Additional Information

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years
Russell W. Swansen (1957) President	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2003.
David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel Member Value since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.
Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.
Ted S. Dryden (1965) Chief Compliance Officer

Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since December 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.
Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002.
Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007.
Jody L. Bancroft (1971) Assistant Vice President	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009.
Michael W. Kremenak (1978) Assistant Secretary

Senior Counsel, Thrivent Financial since January 2013; Vice President and Assistant General Counsel at Nuveen Investments 2011 until 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.
Rebecca A. Paulzine (1979) Assistant Secretary	Senior Counsel, Thrivent Financial since January 2010; Associate, Faegre & Benson LLP from 2005 to December 2009.
Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.
Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007.
(1)

“Interested Trustee” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Trustees serve at the discretion of the board until their successors are duly appointed and qualified.

(3)	Each Trustee oversees 60 portfolios.
(4)	The address for each Trustee and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Trustees other than Mr. Swansen are not “interested trustees” of the Fund and are referred to as “Independent Trustees.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

The accompanying Notes to the Financial Statements are an integral part of this schedule.

{THIS PAGE INTENTIONALLY LEFT BLANK}

This report is submitted for the information of shareholders of Thrivent Cash Management Trust. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectus for Thrivent Cash Management Trust, which contains more complete information about the Trust, including investment objectives, risks, charges and expenses.

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Constance L. Souders, an independent trustee, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000.00 for the year ended October 31, 2012 and $14,400.00 for the year ended October 31, 2013.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services that are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the year ended October 31, 2012 and $398.49 for the year ended October 31, 2013. The payments during the fiscal year ended October 31, 2013 were for testing of an accounting system conversion. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2012 and $0 for the year ended October 31, 2013.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice and tax planning services were $5,080.00 for the year ended October 31, 2012 and $5,130.00 for the year ended October 31, 2013. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended October 31, 2012 and $0 for the year ended October 31, 2013.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $0 for the years ended October 31, 2012 and October 31, 2013. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided, other than the services reported in paragraphs (a) through (c) of this item, were $6,800.00 for the year ended October 31, 2012 and $6,450.00 for the year ended October 31, 2013. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. For 2013, these payments also include fees related to the merger of certain series of Thrivent Series Fund, Inc. These figures are also reported in response to item 4(g) below.

(e)

Registrant’s audit committee charter provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)

Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended October 31, 2013 were for work performed by persons other than full-time permanent employees of PwC.

(g)

The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending October 31, 2012 and October 31, 2013 were $6,800.00 and $6,450.00 respectively. These figures are also reported in response to item 4(d) above.

(h)

Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 27, 2013	THRIVENT CASH MANAGEMENT TRUST

By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 27, 2013	By:
/s/ Russell W. Swansen
Russell W. Swansen
President

Date: December 27, 2013	By:
/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer